Exhibit 99

Contact:

Jon Mills – Director, External Communications

317-658-4540

jon.mills@cummins.com

December 22, 2023

For Immediate Release

Cummins reaches agreement in principle to settle regulatory
proceedings regarding its emissions certification and compliance process for pick-up truck applications

COLUMBUS, Indiana – December 22, 2023 – Cummins Inc. (NYSE: CMI) has reached an agreement in principle to resolve U.S. regulatory claims regarding its emissions certification and compliance process for certain engines primarily used in pick-up truck applications. The company has cooperated fully with the relevant regulators, already addressed many of the issues involved, and looks forward to obtaining certainty as it concludes this lengthy matter. Cummins conducted an extensive internal review and worked collaboratively with the regulators for more than four years. The company has seen no evidence that anyone acted in bad faith and does not admit wrongdoing.

The governmental entities involved are the U.S. Environmental Protection Agency (EPA), the California Air Resources Board (CARB), the Environment and Natural Resources Division of the Department of Justice (DOJ), and the California Attorney General’s Office.

Cummins disclosed a review of these matters when it began in 2019 and has regularly updated its disclosures as that review progressed. The company has already recalled model year 2019 RAM 2500 and 3500 trucks and has initiated a recall of model years 2013 through 2018 RAM 2500 and 3500 trucks and previously accrued a total of $59 million for the estimated costs for executing these and other related recalls.

Cummins expects to record a charge of approximately $2.04 billion in the fourth quarter of 2023 to resolve these and other related matters involving approximately one million pick-up truck applications in the United States. Of this amount, approximately $1.93 billion relates to payments that are expected to be made in the first half of 2024. The balance reflects our best estimate of related expenses that will impact cash flow in future periods. The company is in a strong financial position with existing liquidity and access to capital to satisfy obligations associated with the settlements, support ongoing operations, and execute its growth strategy.

The settlements are subject to final regulatory and judicial approvals.

About Cummins Inc.

Cummins Inc., a global power leader, is a corporation of complementary business segments that design, manufacture, distribute and service a broad portfolio of power solutions. The company’s products range from diesel, natural gas, electric and hybrid powertrains and powertrain-related components including filtration, aftertreatment, turbochargers, fuel systems, controls systems, air handling systems, automated transmissions, axles, drivelines, brakes, suspension systems, electric power generation systems, batteries, electrified power systems, electric powertrains, hydrogen production and fuel cell products. Headquartered in Columbus, Indiana (U.S.), since its founding in 1919, Cummins employs approximately 73,600 people committed to powering a more prosperous world through three global corporate responsibility priorities critical to healthy communities: education, environment and equality of opportunity. Cummins serves its customers online, through a network of company-owned and independent distributor locations, and through thousands of dealer locations worldwide and earned about $2.2 billion on sales of $28.1 billion in 2022. See how Cummins is powering a world that's always on by accessing news releases and more information at https://www.cummins.com.

Forward-looking disclosure statement

Information provided in this release that is not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our forecasts, guidance, preliminary results, expectations, hopes, beliefs and intentions on strategies regarding the future. These forward-looking statements include, without limitation, statements relating to our agreement in principle to settle regulatory proceedings regarding our emissions certification and compliance process for pick-up truck applications. Our actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including, but not limited to: any adverse consequences resulting from entering into the Agreement in Principle, including required additional mitigation projects, adverse reputational impacts and potential resulting legal actions; increased scrutiny from regulatory agencies, as well as unpredictability in the adoption, implementation and enforcement of emission standards around the world; changes in international, national and regional trade laws, regulations and policies; changes in taxation; global legal and ethical compliance costs and risks; evolving environmental and climate change legislation and regulatory initiatives; future bans or limitations on the use of diesel-powered products; failure to successfully integrate and / or failure to fully realize all of the anticipated benefits of the acquisition of Meritor, Inc.; raw material, transportation and labor price fluctuations and supply shortages; any adverse effects of the conflict between Russia and Ukraine and the global response (including government bans or restrictions on doing business in Russia); aligning our capacity and production with our demand; the actions of, and income from, joint ventures and other investees that we do not directly control; large truck manufacturers' and original equipment manufacturers' customers discontinuing outsourcing their engine supply needs or experiencing financial distress, or change in control; product recalls; variability in material and commodity costs; the development of new technologies that reduce demand for our current products and services; lower than expected acceptance of new or existing products or services; product liability claims; our sales mix of products; uncertainties and risks related to timing and potential value to both Atmus Filtration Technologies Inc. (Atmus) and Cummins of the planned final separation of Atmus, including business, industry and market risks, as well as the risks involving the anticipated favorable tax treatment if there is a significant delay in the completion of the envisioned final separation; our plan to reposition our portfolio of product offerings through exploration of strategic acquisitions and divestitures and related uncertainties of entering such transactions; increasing interest rates; challenging markets for talent and ability to attract, develop and retain key personnel; climate change, global warming, more stringent climate change regulations, accords, mitigation efforts, greenhouse gas regulations or other legislation designed to address climate change; exposure to potential security breaches or other disruptions to our information technology environment and data security; political, economic and other risks from operations in numerous countries including political, economic and social uncertainty and the evolving globalization of our business; competitor activity; increasing competition, including increased global competition among our customers in emerging markets; failure to meet environmental, social and governance (ESG) expectations or standards, or achieve our ESG goals; labor relations or work stoppages; foreign currency exchange rate changes; the performance of our pension plan assets and volatility of discount rates; the price and availability of energy; continued availability of financing, financial instruments and financial resources in the amounts, at the times and on the terms required to support our future business; and other risks detailed from time to time in our SEC filings, including particularly in the Risk Factors section of our 2022 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are made only as of the date of this release and we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. More detailed information about factors that may affect our performance may be found in our filings with the SEC, which are available at http://www.sec.gov or at http://www.cummins.com in the Investor Relations section of our website.

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